Earnings Call Presentation 2nd Quarter Fiscal 2018 ADVANCING INNOVATION TO SOLVE GLOBAL CHALLENGES EXHIBIT 99.2

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For full financial statement information, please see the Company’s earnings release dated March 29, 2018.

Second Quarter Highlights Revenue increased 5%, with increases in both Irrigation and Infrastructure segments Gross profit increased 7% Adjusted operating income* increased 10% Adjusted diluted EPS* increased 19%, from $0.47 in fiscal 2017 to $0.56 in fiscal 2018 *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Second Quarter and YTD Financial Summary *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Irrigation Segment Total Irrigation revenues increased 5% to $111.9 million North America revenues increased 23% to $78.9 million Irrigation system unit volume increased in several regions Revenues from other irrigation components increased modestly International revenues decreased 22% to $33.0 million Lower level of project sales compared to the prior year Demand in core markets remained stable Foreign currency translation impact was insignificant Adjusted operating income* increased 11% to $12.5 million Leverage from North America revenue growth FY17 revenue reclassified to include Canada in North America *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Infrastructure Segment Revenue increased 3% over prior year Increased Road Zipper System® sales volume Lower sales of North America road safety products Operating income increased 58% Improved margin mix due to higher level of Road Zipper revenue Road Zipper System orders received in the quarter Richmond-San Rafael Bridge $9.3 million contract expected to begin delivery in Q1 2019 Japan Orders of $11.1 million expected to deliver in Q3 and Q4 2018

Corporate federal statutory tax rate reduction from 35% to 21% Tax expense of $2.6 million recognized in the second quarter for the provisional impact* of the enactment of U.S. Tax Reform Deemed repatriation transition tax of $1.8 million on certain foreign earnings Remeasurement of deferred tax assets and liabilities of $0.8 million U.S. Tax Reform Fiscal Year Federal Statutory Tax Rate Estimated Annual Effective Tax Rate(2) 2018 25.7%(1) 28.5% 2019 21.0% 27.5% Transitional rate averages 35% for four months and 21% for eight months Effective tax rate can vary depending upon a number of items, including the mix of earnings from businesses operating in foreign tax jurisdictions *In December 2017, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”), Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“U.S. Tax Reform”). SAB 118 directs taxpayers to consider the impact of U.S. Tax Reform as “provisional” when it does not have the necessary information available, prepared, or analyzed in reasonable detail to complete its accounting for U.S. Tax Reform. In the second quarter, the Company recognized the provisional tax impacts related to the one-time deemed repatriation transition tax on certain foreign earnings and the revaluation of deferred tax assets and liabilities. The actual impact may differ, possibly materially, due to, among other things, additional analysis, change in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of U.S. Tax Reform. The accounting is expected to be completed by the end of the current fiscal year.

Foundation for Growth Initiative – 2020 Objectives 11% to 12% operating margin Shareholder value creation Fully leverage the global organization Viewed by customers as the innovation leader in core markets Highly engaged employees One common culture and identity Financial performance External perception Culture and health © 2018 Lindsay Corporation

Foundation for Growth Workstreams Strategic choices 6 Culture change & operating model 5 Culture assessment, aligning behaviors to strategy, improving global work processes Set strategic direction, portfolio assessment Commercial 1 Manufacturing 3 Sourcing 2 G&A Expense 4 Create value through channel optimization Center-led global strategic sourcing Productivity improvement opportunities, network optimization Integrate and leverage back-office activities Margin improvement Cost Strategy and Culture

Summary Balance Sheet

Summary of Cash Flows

Attractive Long-Term Market Drivers Water Conservation Alternative Fuels Increase Yields Improve Road Safety Population Growth Advancing Technology

Current Market Factors Commodity prices stabilized but expected to remain flat given high carryover stock levels USDA average corn prices $3.15 - $3.55 per bushel Net Farm Income projected to be $59.5 billion a 7% decrease from estimated 2017 EPA issued 2018 ethanol production target levels to be consistent with 2017 Increased tax incentives provide additional support for capital investment Irrigation project markets continue to be active but timing remains variable Five-year $305 billion U.S. highway bill enacted in December 2015 provides stability but does not increase funding levels American Road & Transportation Builders Association forecasts U.S. transportation construction spending to increase modestly in 2018 States are in the process of adopting new MASH testing standards for road safety products, with some adopting ahead of the dates required for federal reimbursement Road Zipper System gaining interest globally as a solution to traffic congestion and air quality Irrigation Infrastructure

Capital Allocation – A Balanced Approach (1) Includes marketable securities that were not included in the cash and cash equivalents balance on 8/31/07. (2) Other includes debt repayments, net cash sources/uses from note receivables, net investment hedges, stock compensation and related tax benefits. Targeted cash balance of $60-75 million, including international accounts To support cyclical and seasonal fluctuations in working capital and projected capital expenditures $115 million in Senior Notes maturing on 2/19/30 at annual interest rate of 3.82% The Company’s prioritization for cash use: Organic growth initiatives Capital expenditures - expected to be $10-12 million in fiscal 2018 Annual increases in dividends Synergistic acquisitions that leverage core capabilities Excess cash invested in opportunistic share repurchases ALLOCATION PLAN ALLOCATION HISTORY

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of (1) tax expense attributed to enactment of the U.S. Tax Cuts and Jobs Act ("U.S. Tax Reform"), and (2) severance costs and professional consulting fees associated with the Company's Foundation for Growth initiative ("FFG costs"), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business.

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures